Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2026

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment & Corporate Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment & Corporate Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 320–327 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 192-198 and pages 199-200, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q26 Change					2026 Change
SELECTED INCOME STATEMENT DATA	3Q26		2Q26		1Q26	4Q25		3Q25	2Q26	3Q25	2026		2025	2025
Reported Basis
Total net revenue	$50,172		$57,347	(f)	$49,836	$45,798		$46,427	(13)%	8%	$157,355	(f)	$136,649	15%
Total noninterest expense	27,295		27,316		26,850	23,983		24,281	—	12	81,461		71,657	14
Pre-provision profit (a)	22,877		30,031		22,986	21,815		22,146	(24)	3	75,894		64,992	17
Provision for credit losses	2,743		2,515		2,507	4,655	(g)	3,403	9	(19)	7,765		9,557	(19)
NET INCOME	15,305		21,155		16,494	13,025		14,393	(28)	6	52,954		44,023	20

Managed Basis (b)
Total net revenue	50,907		58,022	(f)	50,536	46,767		47,120	(12)	8	159,465	(f)	138,814	15
Total noninterest expense	27,295		27,316		26,850	23,983		24,281	—	12	81,461		71,657	14
Pre-provision profit (a)	23,612		30,706		23,686	22,784		22,839	(23)	3	78,004		67,157	16
Provision for credit losses	2,743		2,515		2,507	4,655	(g)	3,403	9	(19)	7,765		9,557	(19)
NET INCOME	15,305		21,155		16,494	13,025		14,393	(28)	6	52,954		44,023	20

EARNINGS PER SHARE DATA
Net income: Basic	$5.58		$7.71		$5.95	$4.64		$5.08	(28)	10	$19.24		$15.41	25
Diluted	5.57		7.70		5.94	4.63		5.07	(28)	10	19.20		15.38	25
Average shares: Basic	2,678.6		2,689.9		2,716.2	2,735.3		2,762.4	—	(3)	2,694.9		2,790.2	(3)
Diluted	2,683.0		2,694.2		2,720.2	2,740.5		2,767.6	—	(3)	2,699.1		2,795.2	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$878,555		$870,104		$788,205	$868,793		$858,683	1	2	$878,555		$858,683	2
Common shares at period-end	2,655.6		2,658.2		2,679.5	2,696.2		2,722.2	—	(2)	2,655.6		2,722.2	(2)
Book value per share	$132.30		$133.01		$128.38	$126.99		$124.96	(1)	6	$132.30		$124.96	6
Tangible book value per share (“TBVPS”) (a)	112.64		113.35		108.87	107.56		105.70	(1)	7	112.64		105.70	7
Cash dividends declared per share	1.65		1.50		1.50	1.50		1.50	10	10	4.65		4.30	8

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	17%		24%		19%	15%		17%			20%		17%
Return on tangible common equity (“ROTCE”) (a)	20		29		23	18		20			24		21
Return on assets	1.21		1.70		1.41	1.14		1.26			1.44		1.34

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio - Standardized (d)	13.9%	(e)	14.2%		14.3%	14.6%		14.8%			13.9%	(e)	14.8%
Tier 1 capital ratio - Standardized (d)	14.8	(e)	15.1		15.2	15.5		15.8			14.8	(e)	15.8
Total capital ratio - Standardized (d)	16.8	(e)	17.0		17.2	17.4		17.7			16.8	(e)	17.7
Tier 1 leverage ratio	6.5	(e)	6.6		6.6	6.9		6.9			6.5	(e)	6.9
Supplementary leverage ratio (“SLR”)	5.5	(e)	5.5		5.6	5.8		5.8			5.5	(e)	5.8

On January 7, 2026, JPMorganChase announced that Chase will become the new issuer of Apple Card. The Firm entered into a forward purchase commitment on December 30, 2025 to acquire the Apple credit card portfolio (the “Apple Card transaction”), with an expected closing date approximately 24 months thereafter. Refer to Notes 4, 13, 27 and 28 of the Firm’s 2025 Form 10-K for additional information.
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)At each of September 30, 2026 and June 30, 2026, the Advanced total capital ratio was more binding on the Firm than the Standardized total capital ratio. At each of March 31, 2026 and December 31, 2025, the Advanced risk-based ratios were more binding on the Firm than the Standardized risk-based ratios. Refer to page 9 for further information on the Firm’s capital metrics.
(e)Estimated.
(f)Included a $4.6 billion net gain in Corporate related to Visa Class C common stock held at fair value and received by the Firm in an exchange offer following the acceptance by Visa Inc. on May 11, 2026 of the Firm’s tender of its 18.6 million shares of Visa Class B-2 common stock. Also included $1.0 billion of gains, which represented a measurement alternative markup on an equity investment and initial gains on transition from measurement alternative to recurring fair value on certain other equity investments, in Corporate and CIB. Refer to page 5 and Note 2 of JPMorganChase’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 for additional information.
(g)Included $2.2 billion associated with the Apple Card transaction. Refer to Note 13 of the Firm’s 2025 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change				2026 Change
	3Q26		2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$5,091,545		$5,015,069	$4,900,475	$4,424,900	$4,560,205	2%	12%	$5,091,545	$4,560,205	12%
Loans:
Consumer, excluding credit card loans	393,102		391,743	391,660	402,258	393,084	—	—	393,102	393,084	—
Credit card loans	252,697		249,876	239,123	247,797	235,475	1	7	252,697	235,475	7
Wholesale loans	938,842		900,843	872,737	843,374	806,687	4	16	938,842	806,687	16
Total loans	1,584,641		1,542,462	1,503,520	1,493,429	1,435,246	3	10	1,584,641	1,435,246	10

Deposits:
U.S. offices:
Noninterest-bearing	636,070		625,874	595,424	583,342	589,105	2	8	636,070	589,105	8
Interest-bearing	1,535,474		1,500,791	1,508,682	1,452,729	1,433,404	2	7	1,535,474	1,433,404	7
Non-U.S. offices:
Noninterest-bearing	39,945		42,044	43,775	37,057	34,255	(5)	17	39,945	34,255	17
Interest-bearing	569,304		544,991	527,639	486,192	491,712	4	16	569,304	491,712	16
Total deposits	2,780,793		2,713,700	2,675,520	2,559,320	2,548,476	2	9	2,780,793	2,548,476	9

Long-term debt	460,160		460,523	448,764	435,206	427,203	—	8	460,160	427,203	8
Common stockholders’ equity	351,328		353,558	343,993	342,393	340,167	(1)	3	351,328	340,167	3
Total stockholders’ equity	372,368		374,598	364,038	362,438	360,212	(1)	3	372,368	360,212	3

Loans-to-deposits ratio	57%		57%	56%	58%	56%			57%	56%

Employees	322,964		320,560	320,079	318,512	318,153	1	2	322,964	318,153	2

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$48		$49	$37	$35	$33	(2)	45

Earnings-at-Risk (in billions) (a)
Parallel shift:
+100 bps shift in rates	$1.4	(c)	$1.8	$1.9	$2.1	$1.8	(20)	(22)
-100 bps shift in rates	(2.2)	(c)	(2.4)	(2.2)	(2.4)	(2.2)	10	—

LINE OF BUSINESS (“LOB”) & CORPORATE NET REVENUE (b)
Consumer & Community Banking	$21,171		$20,272	$19,568	$19,396	$19,473	4	9	$61,011	$56,633	8
Commercial & Investment Bank	22,734		24,853	23,379	19,375	19,878	(9)	14	70,966	59,079	20
Asset & Wealth Management	6,909		6,851	6,374	6,516	6,066	1	14	20,134	17,557	15
Corporate	93		6,046	1,215	1,480	1,703	(98)	(95)	7,354	5,545	33
TOTAL NET REVENUE	$50,907		$58,022	$50,536	$46,767	$47,120	(12)	8	$159,465	$138,814	15

LOB & CORPORATE NET INCOME/(LOSS)
Consumer & Community Banking	$5,670		$5,311	$4,976	$3,642	$5,009	7	13	$15,957	$14,603	9
Commercial & Investment Bank	8,247		9,678	9,044	7,268	6,901	(15)	20	26,969	20,493	32
Asset & Wealth Management	1,843		1,957	1,775	1,808	1,658	(6)	11	5,575	4,714	18
Corporate	(455)		4,209	699	307	825	NM	NM	4,453	4,213	6
NET INCOME	$15,305		$21,155	$16,494	$13,025	$14,393	(28)	6	$52,954	$44,023	20

(a)Earnings-at-risk estimates the Firm’s interest rate exposure for a given interest rate scenario. The Firm’s actual net interest income results may differ compared to the instantaneous rate changes modelled in the earnings-at-risk estimates. Refer to pages 140-141 of the Firm’s 2025 Form 10-K for additional information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q26 Change						2026 Change
REVENUE	3Q26	2Q26		1Q26	4Q25		3Q25	2Q26	3Q25	2026		2025		2025
Investment banking fees	$2,960	$3,208		$2,858	$2,326		$2,612	(8)%	13%	$9,026		$7,289		24%
Principal transactions	6,516	9,007		7,987	5,340		7,109	(28)	(8)	23,510		21,872		7
Lending- and deposit-related fees	2,579	2,511		2,394	2,364		2,349	3	10	7,484		6,729		11
Asset management fees	5,897	5,658		5,515	5,701		5,120	4	15	17,070		14,626		17
Commissions and other fees	2,584	2,614		2,482	2,108		2,204	(1)	17	7,680		6,431		19
Investment securities gains/(losses)	(658)	(395)		64	(71)		105	(67)	NM	(989)		14		NM
Mortgage fees and related income	274	336		309	357		383	(18)	(28)	919		1,024		(10)
Card income	1,428	1,348		1,190	1,020		1,140	6	25	3,966		3,700		7
Other income	1,556	7,549	(d)	1,671	1,658		1,439	(79)	8	10,776	(d)	4,516		139
Noninterest revenue	23,136	31,836		24,470	20,803		22,461	(27)	3	79,442		66,201		20
Interest income	53,056	50,624		49,191	48,808		49,439	5	7	152,871		144,533		6
Interest expense	26,020	25,113		23,825	23,813		25,473	4	2	74,958		74,085		1
Net interest income	27,036	25,511		25,366	24,995		23,966	6	13	77,913		70,448		11
TOTAL NET REVENUE	50,172	57,347		49,836	45,798		46,427	(13)	8	157,355		136,649		15

Provision for credit losses	2,743	2,515		2,507	4,655	(e)	3,403	9	(19)	7,765		9,557		(19)

NONINTEREST EXPENSE
Compensation expense	14,772	15,159		15,339	13,118		13,566	(3)	9	45,270		41,369		9
Occupancy expense	1,525	1,482		1,447	1,475		1,420	3	7	4,454		3,986		12
Technology, communications and equipment expense	3,335	3,107		3,021	2,908		2,839	7	17	9,463		8,121		17
Professional and outside services	3,897	3,855		3,483	3,338		3,173	1	23	11,235		9,018		25
Marketing	1,917	1,670		1,604	1,468		1,480	15	30	5,191		4,063		28
Other expense (a)	1,849	2,043		1,956	1,676	(f)	1,803	(9)	3	5,848		5,100		15
TOTAL NONINTEREST EXPENSE	27,295	27,316		26,850	23,983		24,281	—	12	81,461		71,657		14
Income before income tax expense	20,134	27,516		20,479	17,160		18,743	(27)	7	68,129		55,435		23
Income tax expense	4,829	6,361		3,985	4,135		4,350	(24)	11	15,175		11,412	(g)	33
NET INCOME	$15,305	$21,155		$16,494	$13,025		$14,393	(28)	6	$52,954		$44,023		20

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$5.58	$7.71		$5.95	$4.64		$5.08	(28)	10	$19.24		$15.41		25
Diluted earnings per share	5.57	7.70		5.94	4.63		5.07	(28)	10	19.20		15.38		25

FINANCIAL RATIOS
Return on common equity (b)	17%	24%		19%	15%		17%			20%		17%
Return on tangible common equity (b)(c)	20	29		23	18		20			24		21
Return on assets (b)	1.21	1.70		1.41	1.14		1.26			1.44		1.34
Effective income tax rate	24.0	23.1		19.5	24.1		23.2			22.3		20.6	(g)
Overhead ratio	54	48		54	52		52			52		52

(a)Included Firmwide legal expense of $63 million, $116 million, $223 million, $60 million and $62 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $402 million and $301 million for the nine months ended September 30, 2026 and 2025, respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 28 for a further discussion of ROTCE.
(d)Included a $4.6 billion net gain related to Visa Class C common stock in Corporate and $1.0 billion of gains on certain equity investments, consisting of $763 million in Corporate and $263 million in CIB. Refer to footnote (f) on page 2 for further information.
(e)Refer to footnote (g) on page 2 for additional information.
(f)Included an FDIC special assessment accrual release of $326 million for the three months ended December 31, 2025. Refer to Note 6 on page 221 of the Firm’s 2025 Form 10-K for additional information.
(g)Included a $774 million income tax benefit in Corporate driven by the resolution of certain tax audits and the impact of tax regulations related to foreign currency translation gains and losses finalized in 2024 and effective for 2025.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

							Sep 30, 2026
							Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2026	2026	2026	2025	2025		2026	2025
ASSETS
Cash and due from banks	$21,259	$24,720	$22,039	$21,742	$21,821		(14)%	(3)%
Deposits with banks	305,012	285,091	290,103	321,596	281,615		7	8
Federal funds sold and securities purchased under
resale agreements	461,851	446,143	482,704	336,426	425,815		4	8
Securities borrowed	329,862	362,487	284,524	286,191	248,368		(9)	33
Trading assets:
Debt and equity instruments	1,014,541	994,305	997,751	745,096	892,928		2	14
Derivative receivables	78,811	67,767	71,584	57,777	59,849		16	32
Available-for-sale (“AFS”) securities	547,191	536,048	549,037	507,198	490,499	(a)	2	12
Held-to-maturity (”HTM”) securities	274,564	268,474	272,142	270,134	293,446	(a)	2	(6)
Investment securities, net of allowance for credit losses	821,755	804,522	821,179	777,332	783,945		2	5
Loans	1,584,641	1,542,462	1,503,520	1,493,429	1,435,246		3	10
Less: Allowance for loan losses	26,272	26,152	25,928	25,765	25,735		—	2
Loans, net of allowance for loan losses	1,558,369	1,516,310	1,477,592	1,467,664	1,409,511		3	11
Accrued interest and accounts receivable	164,997	179,939	142,334	111,599	141,876		(8)	16
Premises and equipment	38,678	37,701	36,771	36,244	35,063		3	10
Goodwill, MSRs and other intangible assets	64,870	64,304	64,289	64,458	64,442		1	1
Other assets	231,540	231,780	209,605	198,775	194,972		—	19
TOTAL ASSETS	$5,091,545	$5,015,069	$4,900,475	$4,424,900	$4,560,205		2	12

LIABILITIES
Deposits	$2,780,793	$2,713,700	$2,675,520	$2,559,320	$2,548,476		2	9
Federal funds purchased and securities loaned or sold
under repurchase agreements	703,392	704,918	716,623	442,396	567,574		—	24
Short-term borrowings	71,339	72,430	68,048	64,776	69,355		(2)	3
Trading liabilities:
Debt and equity instruments	234,775	208,648	196,546	169,690	195,859		13	20
Derivative payables	63,136	66,488	51,290	46,329	46,403		(5)	36
Accounts payable and other liabilities	377,354	384,290	352,561	316,794	316,896		(2)	19
Beneficial interests issued by consolidated VIEs	28,228	29,474	27,085	27,951	28,227		(4)	—
Long-term debt	460,160	460,523	448,764	435,206	427,203		—	8
TOTAL LIABILITIES	4,719,177	4,640,471	4,536,437	4,062,462	4,199,993		2	12

STOCKHOLDERS’ EQUITY
Preferred stock	21,040	21,040	20,045	20,045	20,045		—	5
Common stock	4,105	4,105	4,105	4,105	4,105		—	—
Additional paid-in capital	90,893	90,559	90,087	91,114	90,865		—	—
Retained earnings	455,587	445,020	428,206	416,055	407,401		2	12
Accumulated other comprehensive loss (“AOCI”)	(19,820)	(7,693)	(6,689)	(4,290)	(5,878)		(158)	(237)
Treasury stock, at cost	(179,437)	(178,433)	(171,716)	(164,591)	(156,326)		(1)	(15)
TOTAL STOCKHOLDERS’ EQUITY	372,368	374,598	364,038	362,438	360,212		(1)	3
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,091,545	$5,015,069	$4,900,475	$4,424,900	$4,560,205		2	12

(a) During the third quarter of 2025, the Firm transferred $44.1 billion of investment securities from AFS to HTM for asset-liability management purposes.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change				2026 Change
AVERAGE BALANCES	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
ASSETS
Deposits with banks	$339,312	$336,127	$312,890	$335,623	$360,156	1%	(6)%	$329,540	$403,490	(18)%
Federal funds sold and securities purchased under resale agreements	437,477	459,513	437,916	330,694	424,346	(5)	3	444,968	411,857	8
Securities borrowed	329,704	313,154	286,689	261,877	234,112	5	41	310,006	236,355	31
Trading assets - debt instruments	703,683	706,817	682,348	620,465	580,985	—	21	697,694	546,679	28
Investment securities	830,015	807,893	802,265	788,922	768,599	3	8	813,492	720,785	13
Loans	1,559,085	1,521,295	1,486,145	1,461,079	1,417,466	2	10	1,522,443	1,379,480	10
All other interest-earning assets (a)	136,940	143,155	127,484	125,164	110,100	(4)	24	135,894	105,564	29
Total interest-earning assets	4,336,216	4,287,954	4,135,737	3,923,824	3,895,764	1	11	4,254,037	3,804,210	12
Trading assets - equity and other instruments	277,567	287,124	241,307	241,351	264,681	(3)	5	268,799	243,526	10
Trading assets - derivative receivables	71,880	74,352	68,328	57,543	61,842	(3)	16	71,533	59,524	20
All other noninterest-earning assets	335,710	327,658	313,365	306,700	297,658	2	13	325,659	291,408	12
TOTAL ASSETS	$5,021,373	$4,977,088	$4,758,737	$4,529,418	$4,519,945	1	11	$4,920,028	$4,398,668	12
LIABILITIES
Interest-bearing deposits	$2,078,869	$2,047,761	$1,991,590	$1,949,049	$1,913,958	2	9	$2,039,726	$1,886,654	8
Federal funds purchased and securities loaned or
sold under repurchase agreements	682,884	725,804	657,816	517,849	567,920	(6)	20	688,926	530,765	30
Short-term borrowings	58,618	54,013	55,469	56,265	53,755	9	9	56,045	52,717	6
Trading liabilities - debt and all other interest-bearing liabilities (b)	353,966	349,693	324,559	306,567	314,591	1	13	342,848	301,051	14
Beneficial interests issued by consolidated VIEs	29,044	28,065	27,519	27,327	28,884	3	1	28,215	26,959	5
Long-term debt	380,063	372,504	367,478	359,910	350,368	2	8	373,394	347,915	7
Total interest-bearing liabilities	3,583,444	3,577,840	3,424,431	3,216,967	3,229,476	—	11	3,529,154	3,146,061	12
Noninterest-bearing deposits	655,098	637,817	611,294	615,559	610,601	3	7	634,897	600,350	6
Trading liabilities - equity and other instruments	76,318	67,958	57,021	52,059	48,628	12	57	67,169	43,526	54
Trading liabilities - derivative payables	62,568	64,622	55,309	47,591	47,926	(3)	31	60,859	43,318	40
All other noninterest-bearing liabilities	271,545	264,509	249,587	236,876	226,934	3	20	261,962	215,175	22
TOTAL LIABILITIES	4,648,973	4,612,746	4,397,642	4,169,052	4,163,565	1	12	4,554,041	4,048,430	12
Preferred stock	21,040	21,196	20,045	20,045	20,045	(1)	5	20,764	20,035	4
Common stockholders’ equity	351,360	343,146	341,050	340,321	336,335	2	4	345,223	330,203	5
TOTAL STOCKHOLDERS’ EQUITY	372,400	364,342	361,095	360,366	356,380	2	4	365,987	350,238	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,021,373	$4,977,088	$4,758,737	$4,529,418	$4,519,945	1	11	$4,920,028	$4,398,668	12

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	2.91%	2.81%	3.00%	3.10%	3.25%			2.90%	3.47%
Federal funds sold and securities purchased under resale agreements	3.79	3.68	3.88	4.06	4.24			3.78	4.33
Securities borrowed	3.34	3.30	3.35	3.55	3.67			3.33	3.78
Trading assets - debt instruments	4.42	4.23	4.30	4.33	4.30			4.32	4.44
Investment securities	3.79	3.74	3.69	3.74	3.86			3.74	3.85
Loans	6.59	6.48	6.57	6.63	6.74			6.55	6.75
All other interest-earning assets (a)(d)	5.94	5.64	5.79	6.24	7.43			5.79	7.31
Total interest-earning assets	4.86	4.75	4.83	4.95	5.05			4.82	5.09

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.18	2.11	2.09	2.24	2.41			2.13	2.42
Federal funds purchased and securities loaned or
sold under repurchase agreements	3.80	3.69	3.79	3.99	4.22			3.76	4.33
Short-term borrowings	4.00	3.84	3.85	4.01	4.35			3.90	4.39
Trading liabilities - debt and all other interest-bearing liabilities (b)	2.85	2.77	2.83	2.95	2.92			2.82	2.97
Beneficial interests issued by consolidated VIEs	3.92	3.93	3.92	4.23	4.58			3.92	4.59
Long-term debt	4.86	4.81	4.79	4.92	5.16			4.82	5.16
Total interest-bearing liabilities	2.88	2.82	2.82	2.94	3.13			2.84	3.15

INTEREST RATE SPREAD	1.98	1.93	2.01	2.01	1.92			1.98	1.94
NET YIELD ON INTEREST-EARNING ASSETS	2.48	2.40	2.50	2.54	2.45			2.46	2.49
Memo: Net yield on interest-earning assets excluding Markets (e)	3.70	3.65	3.72	3.76	3.73			3.69	3.74
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2025 Form 10-K for additional information on hedge accounting.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the LOBs on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change				2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
OTHER INCOME
Other income - reported	$1,556	$7,549	$1,671	$1,658	$1,439	(79)%	8%	$10,776	$4,516	139%
Fully taxable-equivalent adjustments (a)	626	564	587	856	588	11	6	1,777	1,853	(4)
Other income - managed	$2,182	$8,113	$2,258	$2,514	$2,027	(73)	8	$12,553	$6,369	97

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$23,136	$31,836	$24,470	$20,803	$22,461	(27)	3	$79,442	$66,201	20
Fully taxable-equivalent adjustments	626	564	587	856	588	11	6	1,777	1,853	(4)
Total noninterest revenue - managed	$23,762	$32,400	$25,057	$21,659	$23,049	(27)	3	$81,219	$68,054	19

NET INTEREST INCOME
Net interest income - reported	$27,036	$25,511	$25,366	$24,995	$23,966	6	13	$77,913	$70,448	11
Fully taxable-equivalent adjustments (a)	109	111	113	113	105	(2)	4	333	312	7
Net interest income - managed	$27,145	$25,622	$25,479	$25,108	$24,071	6	13	$78,246	$70,760	11

TOTAL NET REVENUE
Total net revenue - reported	$50,172	$57,347	$49,836	$45,798	$46,427	(13)	8	$157,355	$136,649	15
Fully taxable-equivalent adjustments	735	675	700	969	693	9	6	2,110	2,165	(3)
Total net revenue - managed	$50,907	$58,022	$50,536	$46,767	$47,120	(12)	8	$159,465	$138,814	15

PRE-PROVISION PROFIT
Pre-provision profit - reported	$22,877	$30,031	$22,986	$21,815	$22,146	(24)	3	$75,894	$64,992	17
Fully taxable-equivalent adjustments	735	675	700	969	693	9	6	2,110	2,165	(3)
Pre-provision profit - managed	$23,612	$30,706	$23,686	$22,784	$22,839	(23)	3	$78,004	$67,157	16

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$20,134	$27,516	$20,479	$17,160	$18,743	(27)	7	$68,129	$55,435	23
Fully taxable-equivalent adjustments	735	675	700	969	693	9	6	2,110	2,165	(3)
Income before income tax expense - managed	$20,869	$28,191	$21,179	$18,129	$19,436	(26)	7	$70,239	$57,600	22

INCOME TAX EXPENSE
Income tax expense - reported	$4,829	$6,361	$3,985	$4,135	$4,350	(24)	11	$15,175	$11,412	33
Fully taxable-equivalent adjustments	735	675	700	969	693	9	6	2,110	2,165	(3)
Income tax expense - managed	$5,564	$7,036	$4,685	$5,104	$5,043	(21)	10	$17,285	$13,577	27

OVERHEAD RATIO
Overhead ratio - reported	54%	48%	54%	52%	52%			52%	52%
Overhead ratio - managed	54	47	53	51	52			51	52

(a)For other income, recognized in CIB, and for net interest income, predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT & CORPORATE RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change					2026 Change
	3Q26	2Q26		1Q26	4Q25	3Q25	2Q26	3Q25	2026		2025	2025
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$21,171	$20,272		$19,568	$19,396	$19,473	4%	9%	$61,011		$56,633	8%
Commercial & Investment Bank	22,734	24,853		23,379	19,375	19,878	(9)	14	70,966		59,079	20
Asset & Wealth Management	6,909	6,851		6,374	6,516	6,066	1	14	20,134		17,557	15
Corporate	93	6,046		1,215	1,480	1,703	(98)	(95)	7,354		5,545	33
TOTAL NET REVENUE	$50,907	$58,022	(a)	$50,536	$46,767	$47,120	(12)	8	$159,465	(a)	$138,814	15

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$11,580	$11,108		$10,979	$10,256	$10,296	4	12	$33,667		$30,011	12
Commercial & Investment Bank	10,771	11,390		11,136	9,011	9,722	(5)	11	33,297		29,205	14
Asset & Wealth Management	4,358	4,207		4,167	4,068	3,818	4	14	12,732		11,264	13
Corporate	586	611		568	648	445	(4)	32	1,765		1,177	50
TOTAL NONINTEREST EXPENSE	$27,295	$27,316		$26,850	$23,983	$24,281	—	12	$81,461		$71,657	14

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$9,591	$9,164		$8,589	$9,140	$9,177	5	5	$27,344		$26,622	3
Commercial & Investment Bank	11,963	13,463		12,243	10,364	10,156	(11)	18	37,669		29,874	26
Asset & Wealth Management	2,551	2,644		2,207	2,448	2,248	(4)	13	7,402		6,293	18
Corporate	(493)	5,435		647	832	1,258	NM	NM	5,589		4,368	28
PRE-PROVISION PROFIT	$23,612	$30,706		$23,686	$22,784	$22,839	(23)	3	$78,004		$67,157	16

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,026	$2,156		$2,050	$4,244	$2,538	(6)	(20)	$6,232		$7,249	(14)
Commercial & Investment Bank	663	356		482	405	809	86	(18)	1,501		2,210	(32)
Asset & Wealth Management	84	13		(24)	2	59	NM	42	73		95	(23)
Corporate	(30)	(10)		(1)	4	(3)	(200)	NM	(41)		3	NM
PROVISION FOR CREDIT LOSSES	$2,743	$2,515		$2,507	$4,655	$3,403	9	(19)	$7,765		$9,557	(19)

NET INCOME/(LOSS)
Consumer & Community Banking	$5,670	$5,311		$4,976	$3,642	$5,009	7	13	$15,957		$14,603	9
Commercial & Investment Bank	8,247	9,678		9,044	7,268	6,901	(15)	20	26,969		20,493	32
Asset & Wealth Management	1,843	1,957		1,775	1,808	1,658	(6)	11	5,575		4,714	18
Corporate	(455)	4,209		699	307	825	NM	NM	4,453		4,213	6
TOTAL NET INCOME	$15,305	$21,155		$16,494	$13,025	$14,393	(28)	6	$52,954		$44,023	20

(a)Included a $4.6 billion net gain related to Visa Class C common stock in Corporate and $1.0 billion of gains on certain equity investments, consisting of $763 million in Corporate and $263 million in CIB. Refer to footnote (f) on page 2 for further information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

								Sep 30, 2026
								Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Sep 30,				2026 Change
	2026		2026	2026		2025	2025	2026	2025	2026		2025	2025
CAPITAL
Risk-based capital metrics
Standardized
CET1 capital	$304,142	(b)	$302,619	$291,152		$288,469	$287,297	1%	6%
Tier 1 capital	324,243	(b)	322,720	310,317		307,630	306,599	—	6
Total capital	367,075	(b)	362,723	349,931		343,843	343,215	1	7
Risk-weighted assets	2,183,531	(b)	2,132,428	2,039,324		1,981,692	1,935,868	2	13
CET1 capital ratio	13.9%	(b)	14.2%	14.3%		14.6%	14.8%
Tier 1 capital ratio	14.8	(b)	15.1	15.2		15.5	15.8
Total capital ratio	16.8	(b)	17.0	17.2		17.4	17.7

Advanced
CET1 capital	$304,142	(b)	$302,619	$291,152		$288,469	$287,297	1	6
Tier 1 capital	324,243	(b)	322,720	310,317		307,630	306,599	—	6
Total capital	350,267	(b)	346,248	334,355		328,962	328,356	1	7
Risk-weighted assets	2,164,332	(b)	2,123,862	2,061,341	(c)	2,045,249	1,932,404	2	12
CET1 capital ratio	14.1%	(b)	14.2%	14.1%		14.1%	14.9%
Tier 1 capital ratio	15.0	(b)	15.2	15.1		15.0	15.9
Total capital ratio	16.2	(b)	16.3	16.2		16.1	17.0

Leverage-based capital metrics
Adjusted average assets (a)	$4,965,490	(b)	$4,921,814	$4,702,980		$4,472,394	$4,464,441	1	11
Tier 1 leverage ratio	6.5%	(b)	6.6%	6.6%		6.9%	6.9%

Total leverage exposure	$5,934,748	(b)	$5,844,422	$5,576,930		$5,302,001	$5,272,950	2	13
SLR	5.5%	(b)	5.5%	5.6%		5.8%	5.8%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$598,651	(b)	$590,505	$572,047		$563,743	$567,557	1	5

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$302,619		$291,152	$288,469		$287,297	$283,854	4	7	$288,469		$275,513	5%
Net income applicable to common equity	15,000		20,847	16,218		12,745	14,111	(28)	6	52,065		43,204	21
Dividends declared on common stock	(4,433)		(4,033)	(4,067)		(4,091)	(4,134)	(10)	(7)	(12,533)		(11,969)	(5)
Net purchase of treasury stock	(1,004)		(6,717)	(7,125)		(8,265)	(8,343)	85	88	(14,846)		(22,308)	33
Changes in additional paid-in capital	334		472	(1,027)		249	289	(29)	16	(221)		(46)	(380)
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	(7,893)		320	(2,401)		1,295	1,509	NM	NM	(9,974)		2,274	NM
Translation adjustments, net of hedges	(29)		(21)	(167)		(6)	(12)	(38)	(142)	(217)		1,345	NM
Fair value hedges	24		(9)	41		7	37	NM	(35)	56		57	(2)
Defined benefit pension and other postretirement employee benefit plans	179		37	4		619	4	384	NM	220		(40)	NM
Changes related to other CET1 capital adjustments	(655)	(b)	571	1,207		(1,381)	(18)	NM	NM	1,123	(b)	(733)	NM
Change in Standardized/Advanced CET1 capital	1,523	(b)	11,467	2,683		1,172	3,443	(87)	(56)	15,673	(b)	11,784	33
Standardized/Advanced CET1 capital, ending balance	$304,142	(b)	$302,619	$291,152		$288,469	$287,297	1	6	$304,142	(b)	$287,297	6

(a)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill (inclusive of estimated equity method goodwill) and other intangible assets.
(b)Estimated.
(c)As of March 31, 2026, reflects the updated impact to the amount of risk-weighted assets (“RWA”) resulting from the completion of the necessary modeling steps for the Apple Card transaction of approximately $30 billion, as compared to the impact of approximately $110 billion as of December 31, 2025. Refer to Capital Risk Management on pages 33-40 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and pages 89-99 of the Firm’s 2025 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Sep 30, 2026
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2026 Change
	2026	2026	2026	2025	2025	2026	2025	2026	2025	2025
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$351,328	$353,558	$343,993	$342,393	$340,167	(1)%	3%
Less: Goodwill	52,717	52,711	52,706	52,731	52,717	—	—
Less: Other intangible assets	2,378	2,437	2,490	2,560	2,615	(2)	(9)
Add: Certain deferred tax liabilities (b)	2,897	2,904	2,911	2,916	2,906	—	—
Total tangible common equity	$299,130	$301,314	$291,708	$290,018	$287,741	(1)	4

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$351,360	$343,146	$341,050	$340,321	$336,335	2	4	$345,223	$330,203	5%
Less: Goodwill	52,737	52,740	52,737	52,703	52,731	—	—	52,738	52,669	—
Less: Other intangible assets	2,407	2,463	2,518	2,574	2,678	(2)	(10)	2,462	2,749	(10)
Add: Certain deferred tax liabilities (b)	2,900	2,909	2,915	2,903	2,917	—	(1)	2,908	2,927	(1)
Total tangible common equity	$299,116	$290,852	$288,710	$287,947	$283,843	3	5	$292,931	$277,712	5

INTANGIBLE ASSETS (period-end)
Goodwill	$52,717	$52,711	$52,706	$52,731	$52,717	—	—
Mortgage servicing rights	9,775	9,156	9,093	9,167	9,110	7	7
Other intangible assets	2,378	2,437	2,490	2,560	2,615	(2)	(9)
Total intangible assets	$64,870	$64,304	$64,289	$64,458	$64,442	1	1

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change				2026 Change
	3Q26		2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
EARNINGS PER SHARE
Basic earnings per share
Net income	$15,305		$21,155	$16,494	$13,025	$14,393	(28)%	6%	$52,954	$44,023	20%
Less: Preferred stock dividends	305		308	276	280	282	(1)	8	889	819	9
Net income applicable to common equity	15,000		20,847	16,218	12,745	14,111	(28)	6	52,065	43,204	21
Less: Dividends and undistributed earnings allocated to
participating securities	64		95	70	56	68	(33)	(6)	228	213	7
Net income applicable to common stockholders	$14,936		$20,752	$16,148	$12,689	$14,043	(28)	6	$51,837	$42,991	21

Total weighted-average basic shares outstanding	2,678.6		2,689.9	2,716.2	2,735.3	2,762.4	—	(3)	2,694.9	2,790.2	(3)
Net income per share	$5.58		$7.71	$5.95	$4.64	$5.08	(28)	10	$19.24	$15.41	25

Diluted earnings per share
Net income applicable to common stockholders	$14,936		$20,752	$16,148	$12,689	$14,043	(28)	6	$51,837	$42,991	21
Total weighted-average basic shares outstanding	2,678.6		2,689.9	2,716.2	2,735.3	2,762.4	—	(3)	2,694.9	2,790.2	(3)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.4		4.3	4.0	5.2	5.2	2	(15)	4.2	5.0	(16)
Total weighted-average diluted shares outstanding	2,683.0		2,694.2	2,720.2	2,740.5	2,767.6	—	(3)	2,699.1	2,795.2	(3)
Net income per share	$5.57		$7.70	$5.94	$4.63	$5.07	(28)	10	$19.20	$15.38	25

COMMON DIVIDENDS
Cash dividends declared per share	$1.65	(c)	$1.50	$1.50	$1.50	$1.50	10	10	$4.65	$4.30	8
Dividend payout ratio	30%		19%	25%	32%	29%			24%	28%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	3.1		21.7	27.5	26.7	28.0	(86)	(89)	52.3	87.7	(40)
Average price paid per share of common stock	$342.33		$308.21	$302.75	$309.81	$297.10	11	15	$307.36	$266.44	15
Aggregate repurchases of common stock	1,057		6,703	8,328	8,262	8,315	(84)	(87)	16,088	23,378	(31)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.5		0.4	10.8	0.7	0.4	25	25	11.7	12.3	(5)
Net impact of employee issuances on stockholders’ equity (b)	$393		$518	$221	$322	$339	(24)	16	$1,132	$1,234	(8)

(a)The Firm’s Board of Directors authorized a new common share repurchase program of up to $50 billion, effective July 1, 2026, which replaced the previous program that commenced in the third quarter of 2025 and authorized repurchases of up to $50 billion.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares.
(c)On September 15, 2026, the Board of Directors declared quarterly common stock dividends of $1.65 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q26 Change					2026 Change
	3Q26	2Q26	1Q26	4Q25		3Q25		2Q26	3Q25	2026	2025		2025
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$1,036	$971	$947	$973		$969		7%	7%	$2,954	$2,696		10%
Asset management fees	1,469	1,379	1,303	1,277		1,189		7	24	4,151	3,392		22
Mortgage fees and related income	258	325	303	344		372		(21)	(31)	886	982		(10)
Card income	770	691	592	376		514		11	50	2,053	1,854		11
All other income (a)	1,819	1,814	1,685	1,585		1,573		—	16	5,318	4,316		23
Noninterest revenue	5,352	5,180	4,830	4,555		4,617		3	16	15,362	13,240		16
Net interest income	15,819	15,092	14,738	14,841		14,856		5	6	45,649	43,393		5
TOTAL NET REVENUE	21,171	20,272	19,568	19,396		19,473		4	9	61,011	56,633		8

Provision for credit losses	2,026	2,156	2,050	4,244	(d)	2,538		(6)	(20)	6,232	7,249		(14)

NONINTEREST EXPENSE
Compensation expense	4,715	4,682	4,622	4,392	(e)	4,357	(e)	1	8	14,019	12,992	(e)	8
Noncompensation expense (b)	6,865	6,426	6,357	5,864	(e)	5,939	(e)	7	16	19,648	17,019	(e)	15
TOTAL NONINTEREST EXPENSE	11,580	11,108	10,979	10,256		10,296		4	12	33,667	30,011		12

Income before income tax expense	7,565	7,008	6,539	4,896		6,639		8	14	21,112	19,373		9
Income tax expense	1,895	1,697	1,563	1,254		1,630		12	16	5,155	4,770		8
NET INCOME	$5,670	$5,311	$4,976	$3,642		$5,009		7	13	$15,957	$14,603		9

REVENUE BY BUSINESS
Banking & Wealth Management	$11,673	$11,229	$10,577	$10,870		$11,040		4	6	$33,479	$31,992		5
Home Lending	1,217	1,285	1,232	1,249		1,260		(5)	(3)	3,734	3,717		—
Card Services & Auto	8,281	7,758	7,759	7,277		7,173		7	15	23,798	20,924		14

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	46	147	178	188		173		(69)	(73)	371	434		(15)
Net mortgage servicing revenue (c)	212	178	125	156		199		19	7	515	548		(6)
Mortgage fees and related income	$258	$325	$303	$344		$372		(21)	(31)	$886	$982		(10)

FINANCIAL RATIOS
ROE	36%	34%	32%	25%		35%				34%	34%
Overhead ratio	55	55	56	53		53				55	53

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $1.2 billion, $1.2 billion, $1.2 billion, $1.1 billion and $987 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $3.6 billion and $2.7 billion for the nine months ended September 30, 2026 and 2025, respectively.
(b)Included depreciation expense on leased assets of $792 million, $694 million, $756 million, $670 million and $649 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $2.2 billion and $1.7 billion for the nine months ended September 30, 2026 and 2025, respectively.
(c)Included MSR risk management results of $73 million, $39 million, $(15) million, $7 million and $55 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $97 million and $111 million for the nine months ended September 30, 2026 and 2025, respectively.
(d)Refer to footnote (g) on page 2 for additional information.
(e)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q26 Change					2026 Change
	3Q26	2Q26	1Q26	4Q25		3Q25		2Q26	3Q25	2026	2025		2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$674,011	$672,612	$656,051	$664,669		$652,275		—%	3%	$674,011	$652,275		3%

Loans:
Banking & Wealth Management	34,457	34,337	32,992	33,005		33,259		—	4	34,457	33,259		4
Home Lending (a)	233,538	237,176	238,571	240,724		240,633		(2)	(3)	233,538	240,633		(3)
Card Services	252,684	249,816	239,065	247,753		235,491		1	7	252,684	235,491		7
Auto	73,041	72,220	70,958	70,585		71,095		1	3	73,041	71,095		3
Total loans	593,720	593,549	581,586	592,067		580,478		—	2	593,720	580,478		2

Deposits	1,104,429	1,093,862	1,112,078	1,072,792		1,058,388		1	4	1,104,429	1,058,388		4
Equity	61,500	61,500	61,500	56,000		56,000		—	10	61,500	56,000		10

SELECTED BALANCE SHEET DATA (average)
Total assets	$672,863	$662,460	$655,977	$654,851		$650,277		2	3	$663,828	$644,114		3

Loans:
Banking & Wealth Management	34,196	33,832	33,038	32,916		33,351		1	3	33,693	33,350		1
Home Lending (b)	237,817	238,808	240,429	241,701		241,772		—	(2)	239,008	242,897		(2)
Card Services	250,117	243,501	239,153	239,335		234,412		3	7	244,298	229,153		7
Auto	72,176	71,456	70,208	70,693		70,895		1	2	71,287	71,583		—
Total loans	594,306	587,597	582,828	584,645		580,430		1	2	588,286	576,983		2

Deposits	1,097,118	1,095,646	1,075,951	1,056,819		1,058,025		—	4	1,089,649	1,057,371		3
Equity	61,500	61,500	61,500	56,000		56,000		—	10	61,500	56,000		10

Employees	144,888	144,079	143,869	142,586	(c)	142,600	(c)	1	2	144,888	142,600	(c)	2

(a)At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, Home Lending loans held-for-sale and loans at fair value were $12.4 billion, $13.1 billion, $11.3 billion, $11.0 billion and $9.4 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $15.2 billion, $13.0 billion, $11.8 billion, $11.2 billion and $10.1 billion for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $13.3 billion and $8.9 billion for the nine months ended September 30, 2026 and 2025, respectively.
(c)Refer to footnote (e) on page 12 for further information on the centralization of Risk functions.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change				2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,525	$3,506	$3,493	$3,484	$3,596	1%	(2)%	$3,525	$3,596	(2)%

Net charge-offs/(recoveries)
Banking & Wealth Management	85	87	85	72	85	(2)	—	257	284	(10)
Home Lending	(17)	(18)	(15)	(12)	(63)	6	73	(50)	(110)	55
Card Services	1,833	2,025	2,044	1,897	1,860	(9)	(1)	5,902	5,781	2
Auto	75	62	81	87	81	21	(7)	218	248	(12)
Total net charge-offs/(recoveries)	$1,976	$2,156	$2,195	$2,044	$1,963	(8)	1	$6,327	$6,203	2
Net charge-off/(recovery) rate
Banking & Wealth Management	0.99%	1.03%	1.04%	0.87%	1.01%			1.02%	1.14%
Home Lending	(0.03)	(0.03)	(0.03)	(0.02)	(0.11)			(0.03)	(0.06)
Card Services	2.91	3.34	3.47	3.14	3.15			3.23	3.37
Auto	0.41	0.35	0.47	0.49	0.46			0.41	0.46
Total net charge-off/(recovery) rate	1.35	1.51	1.56	1.41	1.37			1.47	1.46

30+ day delinquency rate
Home Lending (b)	0.79%	0.83%	0.88%	0.86%	0.89%			0.79%	0.89%
Card Services	1.97	1.91	2.17	2.16	2.14			1.97	2.14
Auto	0.96	1.03	1.09	1.33 (d)	1.17			0.96	1.17

90+ day delinquency rate - Card Services	0.96	1.00	1.15	1.10	1.07			0.96	1.07

Allowance for credit losses:
Allowance for loan losses
Banking & Wealth Management	$715	$765	$765	$765	$765	(7)	(7)	$715	$765	(7)
Home Lending	507	507	507	647	647	—	(22)	507	647	(22)
Card Services	15,563	15,563	15,563	15,558	15,558	—	—	15,563	15,558	—
Auto	587	587	587	587	587	—	—	587	587	—
Total allowance for loan losses	17,372	17,422	17,422	17,557	17,557	—	(1)	17,372	17,557	(1)
Allowance for lending-related commitments (c)	2,380	2,280	2,280	2,290	90	4	NM	2,380	90	NM
Total allowance for credit losses	$19,752	$19,702	$19,702	$19,847	$17,647	—	12	$19,752	$17,647	12

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, mortgage loans 90 or more days past due and insured by U.S. government agencies were $60 million, $61 million, $68 million, $70 million and $65 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $81 million, $85 million, $92 million, $102 million and $95 million, respectively. These amounts have been excluded based upon the government guarantee.
(c)As of December 31, 2025, includes the impact of the Apple Card transaction. Refer to footnote (g) on page 2 for additional information.
(d)Prior-period rate has been revised to conform with the presentation in the Firm’s 2025 Form 10-K.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change				2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
BUSINESS METRICS
Number of:
Branches	5,164	5,135	5,095	5,083	5,018	1%	3%	5,164	5,018	3%
Active digital customers (in thousands)	77,960	76,706	76,246	74,646	74,041	2	5	77,960	74,041	5
Active mobile customers (in thousands)	64,919	63,746	62,960	61,736	60,924	2	7	64,919	60,924	7

Debit and credit card sales volume (in billions)	$539.5	$535.8	$487.6	$512.5	$492.3	1	10	$1,562.9	$1,428.2	9
Total payments transaction volume (in trillions)	1.9	1.9	1.8	1.8	1.8	—	6	5.6	5.2	8

Banking & Wealth Management
Average deposits	$1,078,940	$1,078,373	$1,059,463	$1,039,621	$1,040,402	—	4	$1,072,330	$1,041,180	3
Deposit margin	2.78%	2.70%	2.63%	2.72%	2.79%			2.70%	2.75%
Business Banking average loans	$17,836	$18,324	$18,578	$18,747	$18,922	(3)	(6)	$18,243	$19,202	(5)
Business Banking origination volume	700	748	733	691	824	(6)	(15)	2,181	2,532	(14)
Client investment assets (a)	1,419,820	1,394,864	1,272,180	1,269,883	1,232,390	2	15	1,419,820	1,232,390	15
Number of client advisors	6,433	6,329	6,243	6,049	6,025	2	7	6,433	6,025	7

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$8.7	$10.6	$8.7	$10.4	$8.4	(18)	4	$28.0	$22.6	24
Correspondent	7.3	6.6	5.0	5.6	5.5	11	33	18.9	14.2	33
Total mortgage origination volume (b)	$16.0	$17.2	$13.7	$16.0	$13.9	(7)	15	$46.9	$36.8	27
Third-party mortgage loans serviced (period-end)	651.9	652.8	656.4	661.9	663.6	—	(2)	651.9	663.6	(2)
MSR carrying value (period-end)	9.7	9.1	9.1	9.1	9.1	7	7	9.7	9.1	7

Card Services
Sales volume, excluding commercial card (in billions)	$376.0	$373.1	$337.6	$359.7	$344.4	1	9	$1,086.7	$995.0	9
Net revenue rate	10.76%	10.37%	10.78%	9.86%	10.03%			10.64%	10.15%
Net yield on average loans	10.67	10.39	10.85	10.40	10.28			10.63	10.21

Auto
Loan and lease origination volume (in billions)	$10.8	$12.3	$10.4	$10.8	$12.0	(12)	(10)	$33.5	$34.0	(1)
Average auto operating lease assets	21,484	21,123	20,398	18,893	16,986	2	26	21,006	15,294	37

(a)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(b)Firmwide mortgage origination volume was $20.4 billion, $21.2 billion, $16.6 billion, $19.0 billion and $16.9 billion for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $58.2 billion and $44.4 billion for the nine months ended September 30, 2026 and 2025, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q26 Change					2026 Change
	3Q26	2Q26	1Q26	4Q25		3Q25		2Q26	3Q25	2026	2025		2025
INCOME STATEMENT
REVENUE
Investment banking fees	$3,005	$3,277	$2,883	$2,347		$2,627		(8)%	14%	$9,165	$7,388		24%
Principal transactions	6,498	8,768	7,897	5,419		7,090		(26)	(8)	23,163	21,807		6
Lending- and deposit-related fees	1,486	1,487	1,394	1,336		1,315		—	13	4,367	3,841		14
Commissions and other fees	1,727	1,748	1,714	1,562		1,493		(1)	16	5,189	4,423		17
Card income	640	649	585	627		613		(1)	4	1,874	1,809		4
All other income	628	1,025	917	1,063		660		(39)	(5)	2,570	2,144		20
Noninterest revenue	13,984	16,954	15,390	12,354		13,798		(18)	1	46,328	41,412		12
Net interest income	8,750	7,899	7,989	7,021		6,080		11	44	24,638	17,667		39
TOTAL NET REVENUE (a)	22,734	24,853	23,379	19,375		19,878		(9)	14	70,966	59,079		20

Provision for credit losses	663	356	482	405		809		86	(18)	1,501	2,210		(32)

NONINTEREST EXPENSE
Compensation expense	5,066	5,544	5,740	3,940	(d)	4,662	(d)	(9)	9	16,350	14,604	(d)	12
Noncompensation expense	5,705	5,846	5,396	5,071	(d)	5,060	(d)	(2)	13	16,947	14,601	(d)	16
TOTAL NONINTEREST EXPENSE	10,771	11,390	11,136	9,011		9,722		(5)	11	33,297	29,205		14

Income before income tax expense	11,300	13,107	11,761	9,959		9,347		(14)	21	36,168	27,664		31
Income tax expense	3,053	3,429	2,717	2,691		2,446		(11)	25	9,199	7,171		28
NET INCOME	$8,247	$9,678	$9,044	$7,268		$6,901		(15)	20	$26,969	$20,493		32

FINANCIAL RATIOS
ROE	18%	22%	21%	19%		18%				20%	18%
Overhead ratio	47	46	48	47		49				47	49
Compensation expense as percentage of total net revenue	22	22	25	20	(d)	23	(d)			23	25	(d)

REVENUE BY BUSINESS
Investment Banking	$3,098	$3,902	$3,136	$2,552		$2,694		(21)	15	$10,136	$7,646		33
Payments	5,620	5,296	5,123	5,114		4,917		6	14	16,039	14,217		13
Lending	2,240	1,964	2,166	1,985		1,872		14	20	6,370	5,616		13
Other	—	—	—	—		—		—	—	—	6		NM
Total Banking & Payments	10,958	11,162	10,425	9,651		9,483		(2)	16	32,545	27,485		18
Fixed Income Markets	5,366	6,053	7,078	5,380		5,613		(11)	(4)	18,497	17,152		8
Equity Markets	4,954	6,025	4,481	2,859		3,331		(18)	49	15,460	10,391		49
Securities Services	1,626	1,657	1,499	1,489		1,423		(2)	14	4,782	4,110		16
Credit Adjustments & Other (b)	(170)	(44)	(104)	(4)		28		(286)	NM	(318)	(59)		(439)
Total Markets & Securities Services	11,776	13,691	12,954	9,724		10,395		(14)	13	38,421	31,594		22
TOTAL NET REVENUE	$22,734	$24,853	$23,379	$19,375		$19,878		(9)	14	$70,966	$59,079		20

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking	$7,549	$7,797	$7,265	$6,493		$6,544		(3)%	15%	$22,611	$18,792		20%
Commercial Banking	3,409	3,365	3,160	3,158		2,939		1	16	9,934	8,693		14
Commercial & Specialized Industries	2,458	2,472	2,280	2,245		2,038		(1)	21	7,210	6,061		19
Commercial Real Estate Banking	951	893	880	913		901		6	6	2,724	2,632		3
Total Banking & Payments revenue	$10,958	$11,162	$10,425	$9,651		$9,483		(2)	16	$32,545	$27,485		18

(a)Included taxable-equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $684 million, $621 million, $646 million, $920 million and $644 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $2.0 billion for both the nine months ended September 30, 2026 and 2025.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 70 of the Firm’s 2025 Form 10-K for a description of each of the client coverage segments.
(d)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q26 Change						2026 Change
	3Q26	2Q26		1Q26	4Q25		3Q25		2Q26	3Q25	2026		2025		2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,760,833	$2,709,357		$2,626,846	$2,142,534		$2,328,000		2%	19%	$2,760,833		$2,328,000		19%
Loans:
Loans retained	599,834	586,807		576,917	558,528		538,016		2	11	599,834		538,016		11
Loans held-for-sale and loans at fair value (a)	75,037	65,594		67,022	73,508		56,057		14	34	75,037		56,057		34
Total loans	674,871	652,401		643,939	632,036		594,073		3	14	674,871		594,073		14

Equity	175,000	175,000	(c)	166,500	149,500		149,500		—	17	175,000	(c)	149,500		17

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$168,213	$160,842		$158,989	$146,079		$132,560		5	27	$168,213		$132,560		27
Commercial Banking	229,404	226,320		224,253	222,139		222,464		1	3	229,404		222,464		3
Commercial & Specialized Industries	80,664	78,897		77,425	75,865		76,010		2	6	80,664		76,010		6
Commercial Real Estate Banking	148,740	147,423		146,828	146,274		146,454		1	2	148,740		146,454		2
Total Banking & Payments loans	397,617	387,162		383,242	368,218		355,024		3	12	397,617		355,024		12

SELECTED BALANCE SHEET DATA (average)
Total assets	$2,658,362	$2,665,978		$2,497,393	$2,260,671		$2,266,445		—	17	$2,607,834		$2,173,201		20
Trading assets - debt and equity instruments	935,432	952,230		874,262	815,438		796,017		(2)	18	920,865		746,796		23
Trading assets - derivative receivables	71,283	73,390		67,591	56,598		61,132		(3)	17	70,768		58,986		20
Loans:
Loans retained	589,160	573,945		558,751	546,219		528,135		3	12	574,063		507,502		13
Loans held-for-sale and loans at fair value (a)	71,120	72,405		73,588	66,415		55,545		(2)	28	72,362		50,784		42
Total loans	660,280	646,350		632,339	612,634		583,680		2	13	646,425		558,286		16

Deposits	1,309,689	1,282,143		1,234,295	1,226,155		1,194,410		2	10	1,275,652		1,157,201		10
Equity	175,000	172,198	(c)	166,500	149,500		149,500		2	17	171,264	(c)	149,500		15

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$163,655	$165,538		$151,120	$138,491		$132,101		(1)	24	$160,150		$126,386		27
Commercial Banking	228,263	225,535		222,897	222,216		221,534		1	3	225,585		220,005		3
Commercial & Specialized Industries	79,801	78,556		76,610	75,620		75,270		2	6	78,334		74,434		5
Commercial Real Estate Banking	148,462	146,979		146,287	146,596		146,264		1	2	147,251		145,571		1
Total Banking & Payments loans	391,918	391,073		374,017	360,707		353,635		—	11	385,735		346,391		11

Employees	92,746	91,876		91,493	91,355	(d)	90,895	(d)	1	2	92,746		90,895	(d)	2

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 70 of the Firm’s 2025 Form 10-K for a description of each of the client coverage segments.
(c)During the three months ended June 30, 2026, the capital allocated to CIB from Corporate was increased by $8.5 billion, compared with the capital allocated in the first quarter of 2026, in connection with growth in the business.
(d)Refer to footnote (d) on page 16 for further information on the centralization of Risk functions.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change				2026 Change
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$211	$207	$120	$440	$567	2%	(63)%	$538	$1,069	(50)%

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	3,817	3,520	3,855	3,641	4,033	8	(5)	3,817	4,033	(5)
Nonaccrual loans held-for-sale and loans at fair value (b)	1,149	1,290	1,192	1,518	1,338	(11)	(14)	1,149	1,338	(14)
Total nonaccrual loans	4,966	4,810	5,047	5,159	5,371	3	(8)	4,966	5,371	(8)

Derivative receivables	149	171	174	204	224	(13)	(33)	149	224	(33)
Assets acquired in loan satisfactions	381	213	176	192	197	79	93	381	197	93
Total nonperforming assets	5,496	5,194	5,397	5,555	5,792	6	(5)	5,496	5,792	(5)

Allowance for credit losses:
Allowance for loan losses	8,300	8,159	7,947	7,632	7,609	2	9	8,300	7,609	9
Allowance for lending-related commitments	3,185	2,836	2,777	2,738	2,798	12	14	3,185	2,798	14
Total allowance for credit losses	11,485	10,995	10,724	10,370	10,407	4	10	11,485	10,407	10

Net charge-off/(recovery) rate (c)	0.14%	0.14%	0.09%	0.32%	0.43%			0.13%	0.28%

Allowance for loan losses to period-end loans retained	1.38	1.39	1.38	1.37	1.41			1.38	1.41

Allowance for loan losses to nonaccrual loans retained (a)	217	232	206	210	189			217	189
Nonaccrual loans to total period-end loans	0.74	0.74	0.78	0.82	0.90			0.74	0.90

(a)Allowance for loan losses of $672 million, $672 million, $740 million, $597 million and $724 million were held against these nonaccrual loans at September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, mortgage loans 90 or more days past due and insured by U.S. government agencies were $207 million, $171 million, $183 million, $128 million and $93 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change				2026 Change
	3Q26	2Q26		1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025
BUSINESS METRICS
Advisory	$1,222	$1,012		$1,266	$1,033	$926	21%	32%	$3,500	$2,464	42%
Equity underwriting	564	829		472	416	527	(32)	7	1,865	1,316	42
Debt underwriting	1,219	1,436		1,145	898	1,174	(15)	4	3,800	3,608	5
Total investment banking fees	$3,005	$3,277		$2,883	$2,347	$2,627	(8)	14	$9,165	$7,388	24

Client deposits and other third-party liabilities (average) (a)	1,219,019	1,205,156		1,167,128	1,153,559	1,111,143	1	10	1,197,291	1,078,717	11

Assets under custody (“AUC”) (period-end) (in billions)	$44,107	$44,869	(e)	$40,905	$41,172	$40,128	(2)	10	$44,107	$40,128	10

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$37	$36		$39	$35	$33	3	12
Foreign exchange	10	13		13	9	9	(23)	11
Equities	20	20		11	13	14	—	43
Commodities and other	12	14		14	23	19	(14)	(37)
Diversification benefit to CIB trading VaR (c)	(40)	(44)		(47)	(49)	(50)	9	20
CIB trading VaR (b)	39	39		30	31	25	—	56
Credit Portfolio VaR (d)	14	18		21	20	21	(22)	(33)
Diversification benefit to CIB VaR (c)	(15)	(17)		(16)	(17)	(15)	12	—
CIB VaR	$38	$40		$35	$34	$31	(5)	23

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 135–138 of the Firm’s 2025 Form 10-K for further information.
(c)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(d)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.
(e)Revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q26 Change					2026 Change
	3Q26	2Q26	1Q26	4Q25		3Q25		2Q26	3Q25	2026	2025		2025
INCOME STATEMENT
REVENUE
Asset management fees	$4,413	$4,227	$4,125	$4,372		$3,885		4%	14%	$12,765	$11,122		15%
Commissions and other fees	432	445	369	301		296		(3)	46	1,246	883		41
All other income	157	370	154	165		156		(58)	1	681	398		71
Noninterest revenue	5,002	5,042	4,648	4,838		4,337		(1)	15	14,692	12,403		18
Net interest income	1,907	1,809	1,726	1,678		1,729		5	10	5,442	5,154		6
TOTAL NET REVENUE	6,909	6,851	6,374	6,516		6,066		1	14	20,134	17,557		15

Provision for credit losses	84	13	(24)	2		59		NM	42	73	95		(23)

NONINTEREST EXPENSE
Compensation expense	2,406	2,322	2,339	2,256	(a)	2,125	(a)	4	13	7,067	6,275	(a)	13
Noncompensation expense	1,952	1,885	1,828	1,812	(a)	1,693	(a)	4	15	5,665	4,989	(a)	14
TOTAL NONINTEREST EXPENSE	4,358	4,207	4,167	4,068		3,818		4	14	12,732	11,264		13

Income before income tax expense	2,467	2,631	2,231	2,446		2,189		(6)	13	7,329	6,198		18
Income tax expense	624	674	456	638		531		(7)	18	1,754	1,484		18
NET INCOME	$1,843	$1,957	$1,775	$1,808		$1,658		(6)	11	$5,575	$4,714		18

REVENUE BY BUSINESS
Asset Management	$3,248	$3,320	$3,072	$3,408		$2,916		(2)	11	$9,640	$8,292		16
Global Private Bank	3,661	3,531	3,302	3,108		3,150		4	16	10,494	9,265		13
TOTAL NET REVENUE	$6,909	$6,851	$6,374	$6,516		$6,066		1	14	$20,134	$17,557		15

FINANCIAL RATIOS
ROE	45%	48%	44%	44%		40%				46%	39%
Overhead ratio	63	61	65	62		63				63	64
Pretax margin ratio:
Asset Management	35	36	34	38		35				35	33
Global Private Bank	36	40	36	37		37				38	37
Asset & Wealth Management	36	38	35	38		36				36	35

Employees	30,380	29,773	29,357	29,181	(a)	29,135	(a)	2	4	30,380	29,135	(a)	4

Number of Global Private Bank client advisors	4,460	4,119	4,110	4,101		4,050		8	10	4,460	4,050		10

(a)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and business metrics data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change					2026 Change
	3Q26		2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026		2025	2025
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$338,451		$323,243	$299,179	$288,065	$282,322	5%	20%	$338,451		$282,322	20%
Loans	313,240		293,386	274,902	266,385	257,988	7	21	313,240		257,988	21
Deposits	261,008		253,218	266,745	257,316	239,999	3	9	261,008		239,999	9
Equity	16,000		16,000	16,000	16,000	16,000	—	—	16,000		16,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$326,983		$308,845	$291,058	$284,100	$272,954	6	20	$309,094		$262,556	18
Loans	301,646		284,281	267,986	260,792	250,730	6	20	284,761		241,812	18
Deposits	253,528		260,092	253,706	247,065	241,454	(3)	5	255,775		244,635	5
Equity	16,000		16,000	16,000	16,000	16,000	—	—	16,000		16,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$16		$2	$1	$30	$62	NM	(74)	$19		$62	(69)

Nonaccrual loans	867	(b)	1,041	1,035	1,199	1,129	(17)	(23)	867	(b)	1,129	(23)

Allowance for credit losses:
Allowance for loan losses	588		530	520	536	555	11	6	588		555	6
Allowance for lending-related commitments	44		35	33	43	52	26	(15)	44		52	(15)
Total allowance for credit losses	632		565	553	579	607	12	4	632		607	4

Net charge-off/(recovery) rate	0.02%		—%	—%	0.05%	0.10%			0.01%		0.03%

Allowance for loan losses to period-end loans	0.19	(b)	0.18	0.19	0.20	0.22			0.19	(b)	0.22

Allowance for loan losses to nonaccrual loans	74	(b)	51	50	45	49			74	(b)	49
Nonaccrual loans to period-end loans	0.28		0.35	0.38	0.45	0.44			0.28		0.44

BUSINESS METRICS
Firmwide Wealth Management
Client assets (in billions) (a)	$5,011		$4,881	$4,516	$4,521	$4,373	3	15	$5,011		$4,373	15
Number of client advisors	10,893		10,448	10,353	10,150	10,075	4	8	10,893		10,075	8

Stock Plan Administration
Number of stock plan participants (in thousands)	2,293		1,982	1,883	1,794	1,796	16	28	2,293		1,796	28
Client assets (in billions)	$415		$406	$383	$372	$357	2	16	$415		$357	16

(a)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.
(b)Included $67 million of nonaccrual loans held-for-sale at September 30, 2026, which are excluded from the allowance coverage ratio calculations.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2026
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2026 Change
CLIENT ASSETS	2026	2026	2026	2025	2025	2026	2025	2026	2025	2025
Assets by asset class
Liquidity	$1,367	$1,326	$1,297	$1,279	$1,174	3%	16%	$1,367	$1,174	16%
Fixed income	1,062	1,061	1,014	998	971	—	9	1,062	971	9
Equity	1,576	1,574	1,360	1,400	1,371	—	15	1,576	1,371	15
Multi-asset	955	939	880	884	855	2	12	955	855	12
Alternatives	250	240	238	230	228	4	10	250	228	10
TOTAL ASSETS UNDER MANAGEMENT	5,210	5,140	4,789	4,791	4,599	1	13	5,210	4,599	13
Custody/brokerage/administration/deposits	2,685	2,523	2,314	2,327	2,239	6	20	2,685	2,239	20
TOTAL CLIENT ASSETS (a)	$7,895	$7,663	$7,103	$7,118	$6,838	3	15	$7,895	$6,838	15

Assets by client segment
Private Banking	$1,601	$1,559	$1,440	$1,414	$1,364	3	17	$1,601	$1,364	17
Global Institutional	2,111	2,079	1,964	1,953	1,837	2	15	2,111	1,837	15
Global Funds	1,498	1,502	1,385	1,424	1,398	—	7	1,498	1,398	7
TOTAL ASSETS UNDER MANAGEMENT	$5,210	$5,140	$4,789	$4,791	$4,599	1	13	$5,210	$4,599	13

Private Banking	$3,938	$3,824	$3,549	$3,549	$3,423	3	15	$3,938	$3,423	15
Global Institutional	2,445	2,312	2,145	2,121	1,994	6	23	2,445	1,994	23
Global Funds	1,512	1,527	1,409	1,448	1,421	(1)	6	1,512	1,421	6
TOTAL CLIENT ASSETS (a)	$7,895	$7,663	$7,103	$7,118	$6,838	3	15	$7,895	$6,838	15

Assets under management rollforward
Beginning balance	$5,140	$4,789	$4,791	$4,599	$4,343			$4,791	$4,045
Net asset flows:
Liquidity	42	22	13	105	37			77	78
Fixed income	27	35	20	25	31			82	69
Equity	7	12	18	11	31			37	84
Multi-asset	9	6	10	11	4			25	5
Alternatives	8	(3)	6	5	6			11	(1)
Market/performance/other impacts	(23)	279	(69)	35	147			187	319
Ending balance	$5,210	$5,140	$4,789	$4,791	$4,599			$5,210	$4,599

Client assets rollforward
Beginning balance	$7,663	$7,103	$7,118	$6,838	$6,421			$7,118	$5,932
Net asset flows	263	148	111	206	147			522	347
Market/performance/other impacts	(31)	412	(126)	74	270			255	559
Ending balance	$7,895	$7,663	$7,103	$7,118	$6,838			$7,895	$6,838

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q26 Change						2026 Change
	3Q26	2Q26		1Q26	4Q25		3Q25		2Q26	3Q25	2026		2025		2025
INCOME STATEMENT
REVENUE
Principal transactions	$(94)	$149		$(31)	$(144)		$(54)		NM	(74)%	$24		$(195)		NM
Investment securities gains/(losses)	(658)	(395)		60	(72)		105		(67)%	NM	(993)		14		NM
All other income	176	5,470	(e)	160	128		246		(97)	(28)	5,806	(e)	1,180		392%
Noninterest revenue	(576)	5,224		189	(88)		297		NM	NM	4,837		999		384
Net interest income	669	822		1,026	1,568		1,406		(19)	(52)	2,517		4,546		(45)
TOTAL NET REVENUE (a)	93	6,046		1,215	1,480		1,703		(98)	(95)	7,354		5,545		33

Provision for credit losses	(30)	(10)		(1)	4		(3)		(200)	NM	(41)		3		NM

NONINTEREST EXPENSE	586	611		568	648	(f)(g)	445	(f)	(4)	32	1,765		1,177	(f)	50
Income/(loss) before income tax expense	(463)	5,445		648	828		1,261		NM	NM	5,630		4,365		29
Income tax expense/(benefit)	(8)	1,236		(51)	521		436		NM	NM	1,177		152	(i)	NM
NET INCOME/(LOSS)	$(455)	$4,209		$699	$307		$825		NM	NM	$4,453		$4,213		6

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	287	793		1,337	1,601		1,687		(64)	(83)	2,417		4,900		(51)
Other Corporate	(194)	5,253	(e)	(122)	(121)		16		NM	NM	4,937	(e)	645		NM
TOTAL NET REVENUE	$93	$6,046		$1,215	$1,480		$1,703		(98)	(95)	$7,354		$5,545		33

NET INCOME/(LOSS)
Treasury and CIO	161	529		842	1,120		1,166		(70)	(86)	1,532		3,445		(56)
Other Corporate	(616)	3,680	(e)	(143)	(813)		(341)		NM	(81)	2,921	(e)	768		280
TOTAL NET INCOME/(LOSS)	$(455)	$4,209		$699	$307		$825		NM	NM	$4,453		$4,213		6

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,318,250	$1,309,857		$1,318,399	$1,329,632		$1,297,608		1	2	$1,318,250		$1,297,608		2
Loans	2,810	3,126		3,093	2,941		2,707		(10)	4	2,810		2,707		4
Deposits (b)	79,231	59,437		41,173	35,874		34,145		33	132	79,231		34,145		132

Employees	54,950	54,832		55,360	55,390	(f)	55,523	(f)	—	(1)	54,950		55,523	(f)	(1)

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(658)	$(395)		$60	$(72)		$105		(67)	NM	$(993)		$14		NM
Available-for-sale securities (average)	552,571	533,510		529,500	502,641		495,777	(h)	4	11	538,612		450,365	(h)	20
Held-to-maturity securities (average) (c)	273,826	270,893		269,482	283,009		269,717	(h)	1	2	271,416		267,366	(h)	2
Investment securities portfolio (average)	$826,397	$804,403		$798,982	$785,650		$765,494		3	8	$810,028		$717,731		13
Available-for-sale securities (period-end)	543,234	532,368		545,706	503,896		487,277	(h)	2	11	543,234		487,277	(h)	11
Held-to-maturity securities (period-end) (c)	274,564	268,474		272,142	270,134		293,446	(h)	2	(6)	274,564		293,446	(h)	(6)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$817,798	$800,842		$817,848	$774,030		$780,723		2	5	$817,798		$780,723		5

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $42 million, $44 million, $44 million, $41 million and $39 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $130 million and $113 million for the nine months ended September 30, 2026 and 2025, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, the estimated fair value of the HTM securities portfolio was $248.7 billion, $250.3 billion, $254.5 billion, $253.3 billion and $274.9 billion, respectively.
(d)At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, the allowance for credit losses on investment securities was $42 million, $59 million, $73 million, $73 million and $72 million, respectively.
(e)Included a $4.6 billion net gain related to Visa Class C common stock and $763 million of gains on certain equity investments. Refer to footnote (f) on page 2 for further information.
(f)In the first quarter of 2026, Risk functions that were previously aligned with the LOBs were centralized into Corporate. As a result, the employees and compensation expense related to those functions are now reflected in Corporate, and a corresponding expense allocation from Corporate is reflected in noncompensation expense of the respective LOBs. These adjustments had no impact on total noninterest expense of the LOBs or Corporate. Prior periods have been revised to conform with the current presentation.
(g)Included an FDIC special assessment accrual release of $326 million for the three months ended December 31, 2025. Refer to Note 6 on page 221 of the Firm’s 2025 Form 10-K for additional information.
(h)During the third quarter of 2025, the Firm transferred $44.1 billion of investment securities from AFS to HTM for asset-liability management purposes.
(i)Included a $774 million income tax benefit driven by the resolution of certain tax audits and the impact of tax regulations related to foreign currency translation gains and losses finalized in 2024 and effective for 2025.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

							Sep 30, 2026
							Change
	Sep 30,	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2026	2026		2026	2025	2025	2026	2025
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$367,206	$367,128		$367,274	$368,741	$369,859	—%	(1)%
Loans held-for-sale and loans at fair value	25,896	24,615		24,386	33,517	23,225	5	12
Total consumer, excluding credit card loans	393,102	391,743		391,660	402,258	393,084	—	—

Credit card loans
Loans retained	252,697	249,876		239,123	247,797	235,475	1	7
Total credit card loans	252,697	249,876		239,123	247,797	235,475	1	7
Total consumer loans	645,799	641,619		630,783	650,055	628,559	1	3

Wholesale loans (b)
Loans retained	877,256	846,804		818,839	792,367	764,451	4	15
Loans held-for-sale and loans at fair value	61,586	54,039		53,898	51,007	42,236	14	46
Total wholesale loans	938,842	900,843		872,737	843,374	806,687	4	16

Total loans	1,584,641	1,542,462		1,503,520	1,493,429	1,435,246	3	10
Derivative receivables	78,811	67,767		71,584	57,777	59,849	16	32
Receivables from customers (c)	76,885	82,203		64,844	47,336	68,493	(6)	12
Total credit-related assets	1,740,337	1,692,432		1,639,948	1,598,542	1,563,588	3	11

Lending-related commitments
Consumer, excluding credit card	47,668	49,116		46,236	43,587	48,015	(3)	(1)
Credit card (d)(e)	1,251,607	1,224,431		1,204,016	1,177,766	1,069,963	2	17
Wholesale	634,825	622,766	(h)	604,922	595,954	596,028	2	7
Total lending-related commitments	1,934,100	1,896,313		1,855,174	1,817,307	1,714,006	2	13

Total credit exposure	$3,674,437	$3,588,745		$3,495,122	$3,415,849	$3,277,594	2	12

Memo: Total by category
Consumer exposure (f)	$1,945,074	$1,915,166		$1,881,035	$1,871,408	$1,746,537	2	11
Wholesale exposure (g)	1,729,363	1,673,579		1,614,087	1,544,441	1,531,057	3	13
Total credit exposure	$3,674,437	$3,588,745		$3,495,122	$3,415,849	$3,277,594	2	12

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)As of December 31, 2025, includes the impact of the Apple Card transaction. Refer to Notes 4 and 28 of the Firm’s 2025 Form 10-K for additional information.
(f)Represents total consumer loans and lending-related commitments.
(g)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(h)Revised to conform with the presentation in the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2026
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2026	2026	2026	2025	2025	2026	2025
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,851	$3,843	$3,810	$3,875	$3,954	—%	(3)%
Loans held-for-sale and loans at fair value	699	605	589	798	646	16	8
Total consumer nonaccrual loans	4,550	4,448	4,399	4,673	4,600	2	(1)

Wholesale nonaccrual loans
Loans retained	4,202	4,191	4,524	4,398	4,740	—	(11)
Loans held-for-sale and loans at fair value	614	725	660	786	766	(15)	(20)
Total wholesale nonaccrual loans	4,816	4,916	5,184	5,184	5,506	(2)	(13)

Total nonaccrual loans	9,366	9,364	9,583	9,857	10,106	—	(7)

Derivative receivables	149	171	174	204	224	(13)	(33)
Assets acquired in loan satisfactions	481	314	292	298	305	53	58
Total nonperforming assets	9,996	9,849	10,049	10,359	10,635	1	(6)
Wholesale lending-related commitments (b)	717	799	916	925	1,025	(10)	(30)
Total nonperforming exposure	$10,713	$10,648	$10,965	$11,284	$11,660	1	(8)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.59%	0.61%	0.64%	0.66%	0.70%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.16	1.14	1.12	1.16	1.17
Total wholesale nonaccrual loans to total
wholesale loans	0.51	0.55	0.59	0.61	0.68

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, mortgage loans 90 or more days past due and insured by U.S. government agencies were $267 million, $232 million, $251 million, $198 million and $158 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2025 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q26 Change				2026 Change
	3Q26	2Q26	1Q26	4Q25		3Q25	2Q26	3Q25	2026	2025	2025
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$26,152	$25,928	$25,765	$25,735		$24,953	1%	5%	$25,765	$24,345	6%
Net charge-offs:
Gross charge-offs	2,843	2,995	2,911	3,099		3,181	(5)	(11)	8,749	8,941	(2)
Gross recoveries collected	(639)	(629)	(595)	(585)		(588)	(2)	(9)	(1,863)	(1,606)	(16)
Net charge-offs	2,204	2,366	2,316	2,514		2,593	(7)	(15)	6,886	7,335	(6)
Provision for loan losses	2,327	2,590	2,481	2,544		3,376	(10)	(31)	7,398	8,720	(15)
Other	(3)	—	(2)	—		(1)	NM	(200)	(5)	5	NM
Ending balance	$26,272	$26,152	$25,928	$25,765		$25,735	—	2	$26,272	$25,735	2

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$5,151	$5,091	$5,071	$2,964		$2,932	1	76	$5,071	$2,101	141
Provision for lending-related commitments	459	63	23	2,107	(b)	31	NM	NM	545	862	(37)
Other	—	(3)	(3)	—		1	NM	NM	(6)	1	NM
Ending balance	$5,610	$5,151	$5,091	$5,071		$2,964	9	89	$5,610	$2,964	89

ALLOWANCE FOR INVESTMENT SECURITIES	$47	$63	$78	$106		$105	(25)	(55)	$47	$105	(55)

Total allowance for credit losses (a)	$31,929	$31,366	$31,097	$30,942		$28,804	2	11	$31,929	$28,804	11

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.15%	0.15%	0.17%	0.19%		0.12%			0.16%	0.15%
Credit card retained loans	2.90	3.33	3.46	3.14		3.15			3.23	3.37
Total consumer retained loans	1.27	1.42	1.47	1.35		1.29			1.38	1.37
Wholesale retained loans	0.11	0.10	0.06	0.23		0.33			0.09	0.21
Total retained loans	0.59	0.66	0.67	0.72		0.76			0.64	0.74

Memo: Average retained loans
Consumer retained, excluding credit card loans	$366,992	$366,710	$367,880	$368,485		$370,073	—	(1)	$367,191	$372,166	(1)
Credit card retained loans	250,180	243,572	239,220	239,356		234,354	3	7	244,364	229,044	7
Total average retained consumer loans	617,172	610,282	607,100	607,841		604,427	1	2	611,555	601,210	2
Wholesale retained loans	855,585	825,356	793,654	775,282		747,045	4	15	825,092	718,467	15
Total average retained loans	$1,472,757	$1,435,638	$1,400,754	$1,383,123		$1,351,472	3	9	$1,436,647	$1,319,677	9

(a)At September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, excludes an allowance for credit losses associated with certain accounts receivable in CIB of $119 million, $165 million, $286 million, $288 million and $285 million, respectively.
(b)Refer to footnote (g) on page 2 for additional information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2026
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2026	2026	2026	2025	2025	2026	2025
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(615)	$(621)	$(623)	$(647)	$(621)	1%	1%
Portfolio-based	2,415	2,417	2,412	2,567	2,524	—	(4)
Total consumer, excluding credit card	1,800	1,796	1,789	1,920	1,903	—	(5)
Credit card
Portfolio-based	15,560	15,561	15,559	15,557	15,554	—	—
Total credit card	15,560	15,561	15,559	15,557	15,554	—	—
Total consumer	17,360	17,357	17,348	17,477	17,457	—	(1)
Wholesale
Asset-specific	774	790	851	707	838	(2)	(8)
Portfolio-based	8,138	8,005	7,729	7,581	7,440	2	9
Total wholesale	8,912	8,795	8,580	8,288	8,278	1	8
Total allowance for loan losses	26,272	26,152	25,928	25,765	25,735	—	2
Allowance for lending-related commitments (a)	5,610	5,151	5,091	5,071	2,964	9	89
Allowance for investment securities	47	63	78	106	105	(25)	(55)
Total allowance for credit losses	$31,929	$31,366	$31,097	$30,942	$28,804	2	11

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.49%	0.49%	0.49%	0.52%	0.51%
Credit card allowance to total credit card retained loans	6.16	6.23	6.51	6.28	6.61
Wholesale allowance to total wholesale retained loans	1.02	1.04	1.05	1.05	1.08
Total allowance to total retained loans	1.75	1.79	1.82	1.83	1.88
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (b)	47	47	47	50	48
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (b)	133	132	124	123	117
Wholesale allowance to wholesale retained nonaccrual loans	212	210	190	188	175
Total allowance to total retained nonaccrual loans	326	326	311	311	296

(a)As of December 31, 2025, includes the impact of the Apple Card transaction. Refer to footnote (g) on page 2 for additional information.
(b)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the LOBs on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the LOBs and Corporate.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to pages 73-74 of the Firm’s 2025 Form 10-K.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q26 Change				2026 Change
(in millions, except rates)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26	3Q25	2026	2025	2025

Net interest income - reported	$27,036	$25,511	$25,366	$24,995	$23,966	6%	13%	$77,913	$70,448	11%
Fully taxable-equivalent adjustments	109	111	113	113	105	(2)	4	333	312	7
Net interest income - managed basis	$27,145	$25,622	$25,479	$25,108	$24,071	6	13	$78,246	$70,760	11
Less: Markets net interest income	2,419	1,945	2,199	1,251	680	24	256	6,563	2,026	224
Net interest income excluding Markets	$24,726	$23,677	$23,280	$23,857	$23,391	4	6	$71,683	$68,734	4

Average interest-earning assets	$4,336,216	$4,287,954	$4,135,737	$3,923,824	$3,895,764	1	11	$4,254,037	$3,804,210	12
Less: Average Markets interest-earning assets	1,688,170	1,686,445	1,599,089	1,403,245	1,404,633	—	20	1,658,228	1,349,670	23
Average interest-earning assets excluding Markets	$2,648,046	$2,601,509	$2,536,648	$2,520,579	$2,491,131	2	6	$2,595,809	$2,454,540	6

Net yield on average interest-earning assets - managed basis (a)	2.48%	2.40%	2.50%	2.54%	2.45%			2.46%	2.49%
Net yield on average Markets interest-earning assets	0.57	0.46	0.56	0.35	0.19			0.53	0.20
Net yield on average interest-earning assets excluding Markets (a)	3.70	3.65	3.72	3.76	3.73			3.69	3.74

Noninterest revenue - reported	$23,136	$31,836	$24,470	$20,803	$22,461	(27)	3	$79,442	$66,201	20
Fully taxable-equivalent adjustments	626	564	587	856	588	11	6	1,777	1,853	(4)
Noninterest revenue - managed basis	$23,762	$32,400	$25,057	$21,659	$23,049	(27)	3	$81,219	$68,054	19
Less: Markets noninterest revenue	7,901	10,133	9,360	6,988	8,264	(22)	(4)	27,394	25,517	7
Noninterest revenue excluding Markets	$15,861	$22,267	$15,697	$14,671	$14,785	(29)	7	$53,825	$42,537	27

Memo: Markets total net revenue	$10,320	$12,078	$11,559	$8,239	$8,944	(15)	15	$33,957	$27,543	23

(a) Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2025 Form 10-K for additional information on hedge accounting.